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            SUPPLEMENT DATED JANUARY 30, 1998 TO ALL PROSPECTUSES,
                          AS SUPPLEMENTED TO DATE, OF

                    THE SIERRA VARIABLE TRUST (the "Trust")
                              (dated May 1, 1997)

The Prospectuses referred to above are amended and supplemented as follows:

     On December 23, 1997, shareholders of the Trust's Short Term Global Government Fund (the "Global Government Fund") approved the reorganization of the Global Government Fund with and into the Trust's Short Term High Quality Bond Fund. That reorganization was completed on January 30, 1998. As a result, shares of the Global Government Fund will no longer be offered or sold.

     On December 23, 1997, shareholders of each of the funds of the Trust other than the Global Government Fund (the "Funds") also approved the appointment of Composite Research & Management Co. ("Composite") as each Fund's new investment adviser. Composite and its affiliates, including Sierra Capital Management Corporation, are subsidiaries of Washington Mutual Inc. Composite assumed management of the Funds on January 30, 1998. On December 23, 1997, the shareholders also approved the reappointment of the sub-advisors for the Growth, Emerging Growth and International Growth Funds. Composite manages the portfolio of each of the other Funds without a sub-advisor. In addition, the Trust is seeking an order from the Securities and Exchange Commission under which the Trust's Board of Trustees would have the ability to replace or appoint sub-advisors for any Fund without seeking shareholder approval.

     The individuals with primary responsibility for the day-to-day management of each Fund's portfolio remain unchanged except as follows: Gary J. Pokrzywinski, CFA, Vice President and Senior Portfolio Manager of Composite, has been employed by Composite since 1992 and has primary responsibility for the day-to-day management of the Trust's Short Term High Quality Bond, U.S. Government and Corporate Income Funds; Philip M. Foreman, CFA, Vice President and Senior Portfolio Manager of Composite, has been employed by Composite since 1991 and has primary responsibility for the day-to-day management of the Trust's Growth and Income Fund; and Audrey Quaye, Vice President and Portfolio Manager of Composite, has been employed by Composite since 1996 and has primary responsibility for the day-to-day management of the Money Market Fund (formerly known as the "Global Money Fund"). The Money Market Fund pursues its objective of maximizing current income consistent with safety of principal and maintenance of liquidity by investing only in U.S. dollar-denominated, short-term, high quality money market instruments.

     Effective January 30, 1998, Murphey Favre Securities Services, Inc., an affiliate of Composite, serves as administrator for the Trust, and Composite Funds Distributor, Inc., an affiliate of Composite, serves as distributor for the Trust.


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                           THE SIERRA VARIABLE TRUST
                         9301 CORBIN AVENUE, SUITE 333
                         NORTHRIDGE, CALIFORNIA  91324